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                                  EXHIBIT 10.5

                             NOTE PURCHASE AGREEMENT


         This Agreement, dated as of April 25, 2001, by and between INTERSYSTEMS, INC., a Delaware corporation (the "Company"), and Coast Capital Partners, LLC., a New Jersey limited liability company.

                                    RECITALS

         Subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Purchaser and Purchaser desires to purchase from the Company, $750,000 principal amount of the Company's Series A 11% convertible senior subordinated secured notes due March 31, 2006 (the "Series A 11% Convertible Notes") and $250,000 principal amount of the Company's Series A 13% convertible senior subordinated secured notes due March 31, 2006 (the "Series A 13% Convertible Notes;" collectively, the Series A 11% Convertible Notes and the Series A 13% Convertible Notes are referred to as the "Notes").

         In consideration of the mutual covenants contained herein, the parties agree as follows:

         1. Sales and Purchase of Notes. Subject to the terms and conditions set forth herein, the Company shall issue and sell to Purchaser, and the Purchaser shall purchase from the Company, $750,000 principal amount of Series A 11% Convertible Notes and $250,000 principal amount of Series A 13% Convertible Notes. The Series A 11% Convertible Notes and the Series A 13% Convertible Notes, shall be substantially in the forms annexed hereto as Exhibits A and B, respectively, and the original price that the Series A 11% Convertible Notes and Series A 13% Convertible Notes may be converted into shares of the Company's common stock, $.01 par value per share ("Common Stock"), shall be determined in accordance with the formula and provisions set forth in Exhibits A and B, respectively.

         2. The Closing.

         (a) The closing of the purchase and sale of the Notes (the "Closing") shall take place at the offices of Purchaser on April 16, 2001, which may be extended by Purchaser, but in any event to no later than April 30, 2001 without the consent of the Company. The date of the Closing is hereinafter referred to as the "Closing Date."

         (b) At the Closing, the parties shall deliver or shall cause to be delivered the following: (i) the Company shall deliver to the Purchaser (1) a Series A 11% Convertible Note in the principal amount of $750,000 (or Series A 11% Convertible Notes in the aggregate principal amount of $750,000) and a Series A 13% Convertible Note in the principal amount of $250,000 (or Series A


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13% Convertible Notes in the aggregate principal amount of $250,000), registered in the name of Purchaser or in such names as Purchaser may specify by written notice to the Company at least two full business days prior to the Closing Date,
(2) all other documents, instruments and writings required to have been delivered at or prior to the Closing Date by the Company pursuant to this Agreement, including: employment agreements, executed by each party thereto, with each of Herbert M. Pearlman ("HMP") and David S. Lawi ("DSL"), substantially in the forms of Exhibits C and D, respectively (collectively, the "Employment Agreements"), which employment agreements shall provide for, among other things, the resignations of HMP and DSL as officers of the Company; a Stockholders Agreement among the Company, Helm Capital Group, Inc., Helm Ventures, Inc., HMP, DSL and Purchaser, substantially in the form of Exhibit E (the "Stockholders Agreement"), which Stockholders Agreement shall provide for, among other things, the resignations of HMP and DSL from the Company's Board of Directors; (collectively, this Agreement, the Notes, the Employment Agreements and the Stockholders Agreement are referred to as the "Transaction Documents"); evidence, reasonably acceptable to Purchaser, that the then maximum number of shares of Common Stock issuable upon conversion of the Notes has been listed for issuance on the American Stock Exchange (the "AMEX") or any other market where the Company's Common Stock is traded; and (ii) Purchaser shall deliver to the Company (1) $1,000,000 in United States dollars in immediately available funds by wire transfer to an account designated in writing by the Company for such purpose prior to the Closing Date and (2) all other documents, instruments and writings required to have been delivered at or prior to the Closing Date by the Purchaser pursuant to this Agreement, including the Stockholders Agreement. In addition to the preceding payments, documents and instruments that are to be delivered at the Closing, the Company shall cause two nominees of Purchaser to be appointed to the Company's Board of Directors to fill the vacancies created by HMP's and DSL'S resignations.

         3. Agreement regarding Annual Meeting to Elect Directors. The Company agrees that as soon as reasonably practicable, and in any event no later than September 15, 2001 (the "Cutoff Date"), the Company will (i) cause a meeting of the Company's shareholders to be held for the purpose of electing the Company's directors, among other things that might be on the agenda, and (ii) the Company will include among the nominees for directors that are submitted to shareholders by the Company for election at said meeting, such number of Purchaser's nominees that when combined with Purchaser's nominees who are already members of the Company's Board of Directors and whose positions are not up for election (and concomitantly such directors will be continuing to be members of the Company's Board of Directors after the election), will constitute a majority of the Company's directors immediately after the election (the date on which Purchaser's nominees constitute a majority of the Company's directors is referred to as the "Control Date"). The Company agrees to use its best efforts to obtain the election of the Purchaser's nominees so that immediately after said election a majority of the Company's directors are nominees of the Purchaser. The Company covenants that a majority of the Company's directors will be nominees of Purchaser by no later than the Cutoff Date, and it is understood and agreed by the Company that the failure of the Company's Board of Directors to


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be so constituted by such date will be a material breach of this agreement, and an "Event of Default" (as such term is defined in the Notes) under the Notes.

         4.Agreement regarding the Conduct of the Company until the Control Date. The Company covenants and agrees that until the Control Date, without the prior written consent of Purchaser, the Company's business will be conducted only in the ordinary course of business consistent with past practice. Without limitation of the foregoing, without such consent, the Company shall:

         (a) use its best efforts to maintain and preserve the physical assets of the Company;

         (b) use its best efforts to maintain all contracts and the relations and goodwill of employees, suppliers, lessees and others having business relations with the Company;

         (c) use its best effort to maintain in full force and effect all licenses, permits, rights and other authorizations used in the conduct of the Company's business;

         (d) use its best efforts to prevent any of the Company's assets from being subjected to any lease, contract of sale, assignment, mortgage, pledge, lien, charge or encumbrance, except in the ordinary course of business;

         (e) (i) not to increase the amount of compensation paid to any of the Company's employees or of any of its subsidiaries; (ii) not to pay or agree to pay any pension, retirement allowance, collective bargaining agreement or arrangement, to any such employee, whether past or present; and (iii) not to commit itself to any new or renewed pension, profit-sharing, bonus, incentive, commission, deferred compensation, stock purchase, stock option, stock appreciation right, group insurance, retirement or other employee benefit plan, agreement or arrangement, or to any extension thereof), with or for the benefit of any person, or to amend or terminate any such plans or any such agreements in existence on the date thereof; and (iv) not to enter into or renew any collective bargaining agreements or any other employment contracts, agreements, commitments, or arrangements which cannot be terminated at will by the Company without penalty or recognize any new union or collective bargaining agent with respect to any employee of the Company or of its subsidiaries;

         (f) not to prepay any obligation having a maturity of more than 90 days from the date it was issued and incurred;

         (g) not to enter into any agreement or commitment that restricts the Company or any of its subsidiaries from carrying on any business in the world;

         (h) not to cancel any debts or waive any claims or rights of substantial value;


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         (j) not to enter into any loan agreements or other credit facilities for the Company's or any of its subsidiary's benefit (except loans by the Company to a subsidiary or vice versa), or issue any securities whatsoever;

         (k) loan money to any other party, except loans by the Company to a subsidiary or vice versa;

         (m) sell, license or otherwise dispose of any assets of the Company;

         (n) incur capital expenditures in excess of $50,000;

         (o) not enter into any agreement that cannot be cancelled on 60 days notice or less;

         (p) not to agree or otherwise commit, whether in writing or otherwise, to take any of the actions prohibited by this Section 4.

         5. Representations and Warranties of the Company. The Company represents, warrants and agrees as follows:

         (a) Organization and Qualification. The Company is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and its subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of this Agreement, the Notes or the shares (the "Underlying Shares") of Common Stock issuable upon conversion thereof (the Notes together with the Underlying Shares are referred to collectively as the "Securities"), (y) have or result in a material adverse effect on the results of operations, assets, prospects, or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole, or (z) adversely impair the Company's ability to perform fully on a timely basis its obligations under the Transaction Documents.

         (b) Corporate Action. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents, and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company. Each of the Transaction Documents has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

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         (c) Beneficial Ownership. To the knowledge of the Company, except as specifically disclosed in the Disclosure Documents (as defined below) or as may otherwise result from the execution and performance of the Transaction Documents, no person or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) or has the right to acquire by agreement with or by obligation binding upon the Company beneficial ownership of in excess of 5% of the Common Stock. A "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

         (d) Issuance of Underlying Shares. The Notes and the Underlying Shares are duly authorized, and, when issued and paid for in accordance with the terms hereof and the Notes, as applicable, shall have been validly issued, fully paid and nonassessable, free and clear of all liens, encumbrances, and rights of first refusal of any kind (collectively, "Liens"). No shares of Common Stock are entitled to preemptive or similar rights, nor is any holder of Common Stock entitled to preemptive or similar rights arising out of any agreement or understanding with the Company by virtue of any of the Transaction Documents. The Company has on the date hereof and will, at the Closing Date and at all time while the Notes are outstanding, maintain an adequate reserve of duly reserved shares of Common Stock, reserved for issuance to holders of Notes, to enable it to perform its conversion and other obligations under the Transaction Documents.

         (e) Consents and Approvals. The Company is not required to obtain to obtain the consent, waiver, approval, authorization or order of, give any notice to, or make any filing or registration with, any court or other Federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) as have been made (in the case of filings and registrations) or obtained (in the case of consents, waivers, orders, approvals or authorizations), (ii) the filing of a registration statement with the Securities and Exchange Commission (the "Commission") as contemplated in Section 6, (iii) the application(s) to the AMEX for the listing of the Underlying Shares with the AMEX (and with any other national securities exchange or market on which the Common Stock is then listed), (iv) the filing of a Form D with the Commission, and (v) in all other cases where the failure to obtain such consent, waiver, authorization or order, or to give such notice or make such filing or registration could not have or result in, individually or in the aggregate, a material adverse effect to the Company.

         (f) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of its certificate of incorporation, bylaws or other charter documents (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, credit facility, indenture or instrument (evidencing a Company debt or otherwise) to which the Company or any of its subsidiaries is a party or by which any

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property or asset of the Company or any of its subsidiaries is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including Federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected, except in the case of each of clauses (i) and
(iii), as could not, individually or in the aggregate, have or result in a material adverse effect on the Company. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, could not have or result in a material adverse effect on the Company.

         (g) No Default or Violation. Neither the Company nor any of its subsidiaries received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is in violation of any statute, rule or regulation of any governmental authority, except as could not individually or in the aggregate, have or result in a material adverse effect.

         (h) Disclosure Documents. In connection with the offering and sale of the Securities, the Company has previously delivered to Purchaser those documents listed in Schedule A ("Disclosure Documents"). The Disclosure Documents taken as a whole do not include any untrue statement of material fact or omit to state any material fact necessary to make the statements therein not misleading.

         6. Representations and Warranties of Purchaser. The Purchaser hereby represents and warrants to the Company as follows:

         (a) Organization; Authority. The Purchaser is a limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority, to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The purchase by the Purchaser of the Notes hereunder has been duly authorized by all necessary action on the part of the Purchaser. Each of this Agreement and the Stockholders Agreement has been duly executed and delivered by the Purchaser and constitutes the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms.

         (b) Accredited Investor. As of the date hereof, Purchaser is an "accredited investor," as that term is defined in Rule 501(a) under the Securities Act of 1933, as amended (the "1933 Act").

         (c) Non-Registration of Securities and Restrictions on Transferability. Purchaser is aware that (i) the Securities have not been registered under the 1933 Act or the securities laws of any state, and this Agreement has not been qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"), in reliance upon exceptions contained in the 1933 Act and the 1939

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Act nor will the Notes otherwise be issued pursuant to an indenture; (ii) the
Securities are subject to significant restrictions on transfer, as set forth in this Agreement and the Securities, (iii) there is no public trading market for the Notes and there is no reason to expect that any such market will exist at any time in the future; (iv) while the Common Stock is currently traded on the AMEX, there is no assurance that an active trading market therein will continue;
(v) Purchaser will only have those rights to register the Securities as are set forth in Section 8, and there is no assurance that any registration statement filed pursuant thereto will be declared effective or will remain effective; (vi) the Company has no obligation to qualify this Agreement under the 1939 Act and has no present intention of doing so; and (vii) Purchaser may therefore be precluded from selling or otherwise transferring or disposing of the Securities for an indefinite period of time.

         (d) Reliance Upon Representation and Warranties. Purchaser is aware that the Securities are being offered and sold in reliance upon specific exemptions from the registration and qualification requirements of Federal and state laws and that the Company is relying upon the truth and accuracy of the representations and warranties of the Purchaser set forth herein in determining the availability of such exemptions.

         (e) Investment Intent. Purchaser is acquiring the Securities for investment only, for its own account, and not with view or for sale in connection with, any distribution of securities. Purchaser has no present intention of making a sale or distribution of any Securities.

         (f) Ability to Evaluate Risks and Merits of Investment. Purchaser acknowledges receipt of the Disclosure Documents and further acknowledges that it has reviewed the Disclosure Documents and has been afforded the opportunity to obtain any information necessary to verify the accuracy of any representations or information contained in this Agreement or in the Disclosure Documents and has had all of its inquiries to the Company answered in full, and has been furnished all requested material relating to the Company and the offering and sale of the Securities. Neither the Purchaser nor its investment adviser(s), if any, has been furnished any offering literature by the Company or any of its affiliates, associates, or agents, other than this Agreement (including its Exhibits and Schedules) and the Disclosure Documents. The Purchaser has evaluated the risks of investing in the Company and has substantial experience in making investment decisions of this type or is relying upon his professional advisers (who have such experience) in making this investment decision.

         (g) Residency and Taxpayer Identification Number. The true and correct principal office address of Purchaser is 1011 Highway 71, Spring Lake, New Jersey 07762. Purchaser has no present intention of changing its principal office address. The taxpayer identification number of Purchaser is 22-3652318.

         (h) Ability of the Purchaser to Bear Risk of Investment. The Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

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         The Company acknowledges and agrees that the Purchaser makes no representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 6.

         7. Legends on Securities.

         (a) Legend required on Notes. The Company shall be entitled to cause a legend in the following form to be endorsed on the face of each Note, whether held by Purchaser or any subsequent holder:

                  "This Note and the Common Stock issuable upon conversion hereof have not been registered under the Securities Act of 1933, as amended (the "Act"), nor under any state securities law and may not be pledged, sold, assigned, hypothecated or otherwise transferred until (1) a registration statement with respect thereto is effective under the Act and any applicable state securities law or (2) the company receives an opinion of counsel to the Company or other counsel to the Holder of such Note, which other counsel is reasonably satisfactory to the Company, that such note and/or Common Stock may be pledged, sold, assigned, hypothecated or transferred without an effective registration statement under the Act or applicable state securities laws."

         (b) Legend Required on Common Stock. The Company shall be entitled to cause a legend in the following form to be endorsed on the face of any stock certificate representing any shares of Common Stock issuable upon conversion of Notes, whether held by Purchaser or any subsequent holder:

                  "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, or state securities laws and may not be sold or transferred in the absence of such registration or an opinion of counsel, or other evidence satisfactory to the Company, that such registration is not required."

         8. Registration Rights. The Company will, within nine months of the date hereof, use its best efforts to: (i) prepare and file under the 1933 Act a registration statement relating to the Underlying Shares. The term "registration statement" as used herein being deemed to include any form which may be used to register a distribution of securities to the public for cash; (ii) prepare and file with the appropriate state blue sky authorities the necessary documents to register or qualify the Underlying Shares in such states as the Purchaser or the holders of Notes, if other than Purchaser, shall reasonably request; provided, however, that neither the Company nor its subsidiaries shall be required in connection therewith to qualify as a foreign corporation where they are not now so qualified or to take any action that would subject the Company or any subsidiary to general service of process in any such jurisdiction where it is not then so subject or subject the Company or any subsidiary to any material tax in any such jurisdiction where it is not

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then subject; and (iii) cause such registration statement to become effective and to keep such registration statement and state blue sky filings current and effective during the term of the Notes.

         All expenses in connection with preparing and filing any registration statement (and any registration or qualification under blue sky laws of the states in which the offering will be made under such registration statement) shall be borne in full by the Company, except that the underwriting commissions and expenses attributable to the Underlying Shares so registered and the fees and disbursements of counsel, if any, to the holders of the Underlying Shares or Notes shall be borne by such holders. The Company may include other securities in any such registration statement.

         The Company agrees to indemnify and hold harmless each holder of the Notes and Underlying Shares, and each person, if any, who controls any such holder within the meaning of Section 15 of the 1933 Act, from and against any and all losses, liabilities, claims, damages, actions and liabilities caused by any untrue statement of a material fact contained in any registration statement or contained in a prospectus furnished under the 1933 Act or caused by any omission to state a material fact therein necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon or in conformity with information furnished to the Company by the holder of Notes or Underlying Shares, who is seeking indemnification, expressly for use in such registration statement or prospectus

         Each holder of the Notes and Underlying Shares will indemnify the Company, and each person who controls the Company within the meaning of Section 15 of the 1933 Act, from and against any and all losses, claims, damages, expenses and liabilities caused by any untrue statement of a material fact contained in any registration statement or contained in a prospectus furnished under the 1933 Act or caused by any omission to state a material fact therein necessary to make the statements therein not misleading, insofar as such losses, claims, damages, expenses and liabilities are caused by such untrue statement or omission based upon information furnished in writing to the Company by any such holder expressly for use in any registration statement or prospectus. In addition, each such holder will execute and deliver all such documents and undertakings as the Company may deem necessary or desirable for purposes of compliance with applicable Federal and state securities law. The Company's obligations set forth herein with respect to each such holder are contingent on such holder's satisfaction of its obligations.

         If any action, claim, proceeding or investigation is instituted or threatened against a party in respect of which indemnity may be sought hereunder (the "indemnified party"), the indemnified party shall promptly notify the party from whom indemnity is sought (the "indemnifying party") thereof in writing, but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any other obligation or liability that the indemnifying party may have to the indemnified party under this Agreement or otherwise unless such failure to notify has materially prejudiced the indemnifying party. The indemnified party will, upon notice to the indemnifying party, have the right to retain counsel of its choice in connection with any such action, claim, proceeding or investigation, and to be reimbursed by the indemnifying party for the

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reasonable fees and disbursements for such counsel, provided that such counsel shall be reasonably satisfactory to the indemnifying party. In lieu of reimbursing the party seeking indemnification for the expenses of defending any such action, claim, proceeding or investigation, the indemnifying party shall have the option of assuming and paying directly for the defense thereof, in which case the indemnifying party shall use counsel reasonably acceptable to the indemnified party, and the indemnifying party shall have no liability for the expenses of defending any such action, claim, proceeding or investigation incurred by the indemnified party after the indemnifying party notifies the indemnified party of its assumption of such defense. No such claim or action may be settled unless the indemnified party, on the one hand, and the indemnifying party, on the other hand, consent thereto, which consent shall not be unreasonably withheld.

         9. Listing and Reservation of Underlying Shares. The Company shall at all times maintain a reserve of Common Stock for issuance upon conversion of the Notes in accordance with their terms, in such amount as may be required to perform its obligations in full under the Transaction Documents. The Company shall also take all actions necessary to maintain at all times the listing on the AMEX (as well as any other national securities exchange or market or trading or quotation facility on which the Common Stock is then listed) of the total number of Underlying Shares (as such number may be adjusted from time to time in accordance with the provisions of the Notes), for the purpose of issuance upon conversion of the Notes.

         10. Notices, etc. All notices, requests, consents and other communications hereunder shall be effective only if in writing and delivered personally or transmitted by nationally recognized express delivery service (whether governmental or otherwise) or mailed by first class registered or certified mail, postage prepaid, and addressed as follows:

         If to the Company:   1011 Highway 71
                              Spring Lake, New Jersey 07762

         If to the Purchaser: 1011 Highway 71
                              Spring Lake, New Jersey 07762

or such other address as may be designated in writing hereafter, in the same manner by such Person.

         11. Amendments and Waivers. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally or in writing, except with the written consent of the Company and the Purchaser.

         12. Indemnification. Each party hereto agrees to indemnify and hold harmless the other party, and each such other party's officers, directors, partners and shareholders, from and against any loss, damage, liability or expense (including, without limitation, reasonable attorneys' fees) due to or arising out of a breach of such party's representations or obligations contained herein.

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         13. Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchaser will be entitled to specific performance of the obligations of the Company under the Transaction Documents. Each of the Company and the Purchaser agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of its obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

         14. Fees and Expenses. The Company shall pay the fees and expenses of Purchaser's attorneys and other advisors and consultants in connection with the preparation and negotiation of the Transaction Documents. Subject to the foregoing and except as otherwise set forth herein, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Securities pursuant hereto.

         15. Commitment with respect to additional Capital. On or before March 31, 2002, Coast Capital agrees to either (i) invest or otherwise obtain investments in the Company (in addition to the $1,000,000 that Coast Capital is investing in the $1,000,000 principal amount of Notes hereby) of at least $750,000 (in the form of either a debt or equity investment) or (ii) obtain a credit facility or other credit accommodation for the Company providing for loans up to an amount of at least $750,000; provided, however, that Coast Capital shall have no such obligation if (i) the Company is in default under either of the Notes or a "Change of Control" (as such term is defined in the Notes) has occurred, or (ii) the Company and Coast Capital cannot agree upon reasonable terms for such investment or credit facility or other credit accommodation after good- faith negotiations.

         16. Miscellaneous. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of New Jersey, without giving effect to conflict of laws principles. All the terms of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not, and in particular shall inure to the benefit of and be enforceable by any holder or holders at any time of the Securities. This Agreement, together with the Exhibits and Schedules hereto, the Stockholders Agreement and the Notes contain the entire agreement and understanding between the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. The headings in this Agreement are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. When the context in which words are used in this Agreement indicates that such is the intent, singular words shall include the plural and vice versa and masculine words shall include the feminine and the neuter genders and vice versa. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have

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been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. All representations, warranties, covenants and agreements contained herein shall survive the Closing and the delivery and conversion of the Notes. Each person executing this Agreement on behalf of Purchaser or the Company represents that he is duly authorized to execute this Agreement on behalf of such entity. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Note Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                      INTERSYSTEMS, INC.



                                      By:_______________________________________
                                         Name:
                                         Title:


                                      COAST CAPITAL PARTNERS, LLC.



                                      By:_______________________________________
                                         Walter M. Craig, Jr., Managing Director




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
                                   SCHEDULE A


The Company's Annual Report on Form 10-K for 2000.




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